1 Blake Insomnia Therapeutics

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2 Forward L ooking Statements This presentation contains forward - looking statements made within the meaning of the Private Securities Litigation Reform Act of 1995 by Blake Insomnia Therapeutics, Inc. and its representatives. These statements can be identified by introductory words such as “expects,” “plans,” “intends,” “believes,” “will,” “estimates,” “forecasts,” “projects” or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward - looking statements frequently are used to discuss potential product applications, collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward - looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by Blake Insomnia Therapeutics, Inc. with the Securities and Exchange Commission, which should be considered together with any forward - looking statement. No forward - looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Blake Insomnia Therapeutics, Inc. undertakes no obligation to update publicly any forward - looking statements, whether as a result of new information, future events or otherwise. Blake Insomnia Therapeutics, Inc. cannot be sure when or if it will be permitted by regulatory agencies to undertake clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials cannot be regarded as actual predictions of when Blake Insomnia Therapeutics, Inc. will obtain regulatory approval for any “phase” of clinical trials. We also cannot be sure of the clinical outcome for efficacy or safety of our compounds. Potential investors should refer to the risk factors in our reports filed on Edgar.

3 Improving quality of sleep for insomniacs

4 Large Growing Market Opportunity 1) 2006 report from Mattson Jack (an epidemiological database used to determine the prevalence of disease or disorder) 2) National Sleep Foundation (2003) 3) Global data (2014) Insomnia – Global drug forecast and market analysis http://www.marketresearch.com/product/sample - 8980255.pdf 86.000.000 86 million adults in the US reporting trouble sleeping a few nights per week or more 1 26.000.000 26 million adults in the US experience chronic insomnia, having trouble sleeping every night or almost every night Insomnia is a frequent neurological disorder Frequent sleep problems in individuals that are 55 to 84 years old, if ignored, can complicate the treatment of other medical conditions, including arthritis, diabetes, heart and lung disease and depression 2 $1.800.000.000 The global insomnia market is set to grow from $1.4 billion in 2016 to $1.8 billion by 2023 3

5 Underserved Market Low degree of innovation and huge need for novel treatment alternatives (patients and larger pharma ) Drawback of current classes of insomnia treatments Benzodiazepines Benzodiazepine - related ( incl orexin receptor agonists) Melatonin Anti - depressants Atypical Antipsychotics These medications can develop tolerance and dependence, especially after consistent usage over long periods of time. These drugs appear to cause both psychological dependence and physical dependence though less than traditional benzodiazepines, and can also cause the same memory and cognitive disturbances along with morning sedation. This class of drugs has a relatively mild effect and favorable adverse event profile and lower likelihood of causing morning sedation. The use of antidepressants in the treatment of insomnia can lead to physical dependence; withdrawal may induce rebound insomnia and actually further complicate matters in the long - term. The danger of neurological and cognitive side effects makes these drugs a poor choice to treat insomnia.

6 To use beta - blockers that have little if any effect on the nocturnal melatonin secretion in the treatment of insomnia/sleep disturbances The Invention The Benefit By inhibiting peripheral symptoms related to stress and /or anxiety ( e.g . pounding heart, cold/clammy hands, increased respiration and sweating) beta - blockers make it easier to fall and stay asleep for stressed and/or anxious individuals

7 Nebivolol Does Not Affect Nocturnal Melatonin Release (and Improves Sleep Quality) “Comparing Beta - Blocking Effects of Bisoprolol, Carvedilol and Nebivolol”. K. Stoschitzky et al., Cardiology, Vol. 106, 199 – 206, 2006 Fig. 2. Melatonin release ( expressed as total aMT6s in nocturnal urine) during the first night following oral intake of 10mg nebivolol and placebo. Nebivolol had no effect nocturnal melatonin release. Means ± SEM; n=16, *p<0.05; n.s. = not significant ( compared to placebo). n.s. 30 20 15 10 5 0 aMT6s in nocturnal urine (mg) Placebo Nebivolol 25

8 Negative Feed - back L oop Maintaining I nsomnia and Rationale for Intervention with Beta - blockade Tyrer P., Prog . Neuro - Psychopharmacol . & Biol - Psychiat . 1992. Vol. 16. pp . 17 - 26

In the discussion of the paper the author’s make the following comment : ”the improvement of sleep quality in the Nebivolol group might well be due to simply blood pressure control and lack of central side effect of the drug” Nebivolol Improves S leep Quality in Young Hypertensive Patients Erdem et al., The Anatolian Journal of Clinical Investigaton2007;1(1):25 - 29 Tabel 1. Characteristics of the Two Groups. Nebivolol (n=23) Atenolol (n=23) p Age (Years) 41 “ 6 41 “ 4 0.665 Sex (Male/Female) 11/12 13/10 0.555 Initial Systolic BP 141 “ 5 142 “ 7 0.453 Initial Diastolic BP 83 “ 8 82 “ 6 0.579 1 st PSQI total score 5.78 “ 2.56 5.39 “ 2.04 0.569 1 st Sleep Quality 1.39 “ 0.58 1.17 “ 0.49 0.179 1 st Sleep Latency 0.96 “ 0.71 1.004 “ 0.37 0.603 1 st Sleep Duration 0.83 “ 0.72 0.96 “ 0.76 0.496 1 st Sleep Efficiency 0.26 “ 0.45 0.39 “ 0.50 0.356 1 st Sleep Disturbance 0.96 “ 0.64 0.78 “ 0.52 0.316 1 st Use of sleep medication 0.09 “ 0.29 0.04 “ 0.20 0.561 1 st Day time dysfunction 1.30 “ 1.06 1.00 “ 1.41 0.414 Systolic BP (fu) 121 “ 11 124 “ 9 0.252 Diastolic BP (fu) 71 “ 9 71 “ 7 0.860 PSQI total score (fu) 4.48 “ 1.78 6.00 “ 1.09 0.001 Sleep Quality (fu) 1.13 “ 0.55 1.30 “ 0.56 0.292 Sleep Latency (fu) 0.91 “ 0.73 1.13 “ 0.46 0.235 Sleep Duration (fu) 0.57 “ 0.66 0.96 “ 0.37 0.018 Sleep Efficiency (fu) 0.26 “ 0.45 0.65 “ 0.57 0.013 Sleep Disturbance (fu) 0.52 “ 0.59 0.74 “ 0.54 0.201 Use of sleep medication (fu) 0.13 “ 0.46 0.04 “ 0.21 0.411 Day time dysfunction (fu) 0.96 “ 0.71 0.91 “ 0.67 0.831 Poor sleepers at the onset 12/23 (52.2%) 11/23 (47.8%) 0.768 Poor sleepers after followup 7/23 (30.4%) 14/23 (60.9%) 0.038

10 Title: USE OF A COMPOSITION COMPRISING AT LEAST ONE BETA - BLOCKER FOR THE TREATMENT OF SLEEP DISORDERS Priority date: 3 August 2007 International filing date: 4 July 2008 Abstract: A composition comprising specific beta - blockers such as bisoprolol and nebivolol for the treatment of insomnia and/or another sleep disorder. The composition should be given in such an amount that it causes a less than 40 % decrease in the amount of aMT6s in complete nocturnal urin. The composition can be a combination treatment comprising a specific beta - blocker in combination with another known drug e.g., melatonin with similar effect for treatment of insomnia. A few examples of the claims: a) A composition comprising Bisoprolol , Nebivolol or Carvedilol for the treatment of insomnia in individuals suffering from stress or anxiety. b) A composition comprising Bisoprolol , Nebivolol or Carvedilol for the treatment of intermittent and/or chronic insomnia c) A composition comprising an amount of Bisoprolol , Nebivolol or Carvedilol , which is less than 26% of the lowest amount that is normally used for chronic treatment of hypertension, for the treatment of insomnia d) A composition comprising Bisoprolol , Nebivolol or Carvedilol plus at least one compound or extract taken from the following list – e.g. Melatonin, any Melatonin receptor agonist, Valerian ( Valeriana officinalis) extract, Zolpidem and Diphenhydramine International Patent Application PCT/DK2008/000249

11 Characteristics of the Ideal Hypnotic Drug Adopted from Estivill et al., 2003 No cognitive impairment Induction of physiological sleep pattern No tolerance No physical dependence or abuse No interaction with alcohol or prescription medication Rapid sleep induction Optimum half life No rebound Insomnia on withdrawal No residual sedation Rapid absorption No respiratory depression

12 Characteristics of Zleepax™ No cognitive impairment Induction of physiological sleep pattern No tolerance No physical dependence or abuse No interaction with alcohol or prescription medication Rapid sleep induction Optimum half life No rebound Insomnia on withdrawal No residual sedation Rapid absorption No respiratory depression Adopted from Estivill et al., 2003 4 4 4 4 4 4 4 4 4 4 4

13 Favourable and Adverse Effect Profile Favorable adverse effect profile Efficacy Benzodiazepines e.g. Temazepam ( Restoril ), flurazepam ( Dalmane ), triazolam ( Halcion ), estazolam ( ProSom , Eurodin ), lorazepam ( Ativan ), and clonazepam ( Klonopin ) ZLX - 1 e.g. Nebivolol ZLX - 2 e.g. Nebivolol + Melatonin + antihistamines ZLX - 3 e.g. Nebivolol + non - benzodiazepines Antidepressants e.g. Amitriptyline ( Elavil , Endep ) and trazodone ( Desyrel ) Non - benzodiazepines e.g. Eszopiclone ( Lunesta ), zaleplon (Sonata), and zolpidem ( Ambien ) Orexin receptors antagonists e.g. Belsomra ( Suvorexant , MSD ) Antihistamines with sedative properties e.g. Diphenhydramine (Benadryl) or doxylamine Melatonin receptor agonists e.g. Ramelteon ( Rozerem ) Herbal medication e.g. Valeriana officinalis (Valerian) Melatonin

14 Key Value Creating Milestones 2017/8 2018/9 2019/20 3 studies ( PIIa ), : monotherapy and combination. Dose selection FDA buy - in to regulatory route Develop and select fixed combination tablet Strengthen patent estate Pharmacokinetic animal studies to support approval Set up initial team Initiate fund raising Raise US$1 million 400 patient dose finding (pivotal if positive, alternatively PIIb ) Initialize preparation of commercial formulation Production and scale up support to regulatory filings Refine team Evaluate partner (e.g. regionally such as JP or EU Raise US$10 - 20 million 2x400 patients pivotal studies (PIII) Compile and submit NDA in US and EU Prepare commercial production Sell company/product Prepare launch Raise US$30 - 50 million Clinical POC Approvable NDA submission Clinical CMC Commercial

15 Team (being established) Birger Jan Olsen (Inventor, founder and CEO) has spent 24 years in the business of communication. He has marketed more than 70 products within the medico and pharma segment during the last 12 years. Eric Leire (Member of the board*) brings experience in pharma: Pfizer , Schering - Plough , Pharmacia; in biotechnology: CEO of private and listed biotech companies; in academia: Harvard University and in Private Equity: partner at Biofund . Inventor of several patents. Medical Doctor and MBA from HEC and Kellogg, Northwestern University Morten Albrechtsen (Member of the board*) currently CEO in Nanovi A/S. P rofound experience have been gained in the areas of insomnia, depression, Alzheimers ’, addiction and pain control for a number of large and small companies (e.g. Boehringer Ingenheim and Nycomed (later acquired by Takeda Pharmaceutical). Kyle Sarwal (Member of the board*), a director and business development expert for SAJO Consulting, a company with management, research, scientific, and regulatory expertise. Mr. Sarwal has over 20 years’ experience in acquiring and growing companies, managing technology and information systems, managing teams and businesses, advisory and strategic planning. Ajit Johal (Member of the board*), is a Pharmacist and holds a Board Certification in Psychiatric Pharmacy, awarded by the US Board of Pharmacy Specialties. He is a clinical instructor at UBC’s Faculty of Pharmaceutical Sciences and has worked as lead clinical pharmacist for a number of outreach programs including the Coast Mental Health Medication Program. *) When D&O insurance is in place

16 Current Offering We aim at a maximum $1 Million raise – Through the sale of 2,222,222 Units at $0.45: One Unit equals one share of common stock and a warrant to purchase 2 shares of common stock at $0.45 per share. – No long term straight debt or convertible debt obligations on the balance sheet other than the contractual and vendor obligations – No preferred shares – Shares listed on OTCQB (BKIT) with average an approx.. 81,000 daily shares volume (last 6 months) Gives a one - year runway to clinical proof - of - concept value creating milestone

17 Use of Proceeds: 42% in Clinical Programs ANIM Trial : A ssessment of N ebivolol for I nsomnia in M onotherapy Phase IIa trial, randomized, double blinded, placebo - controlled, dose escalating, multi - center in Canada (CTA pending) 120 patients Placebo 2mg Nebivolol Weekly Assessment Placebo 2mg Nebivolol Placebo 2mg Nebivolol Placebo 2mg Nebivolol Sleep onset latency 30’ Total sleep time 6h. Epworth scale <10 Insomnia severity index <14 4mg Nebivolol 4mg Nebivolol 4mg Nebivolol 6mg Nebivolol 6mg Nebivolol 8mg Nebivolol Week 1 Week 2 Week 3 Week 4 Randomization 2:1 n =40 n =80

18 Reasons to Invest in BKIT Milestone potential: BKIT believes that the proceeds of the offering provide BKIT with the potential to meet certain major clinical and strategic milestones over the next 24 months. Significant “first - to - market” opportunity for Zleepax ™ in insomnia. Unmet needs: Zleepax ™ addresses unmet needs for insomnia indication. Minimizing risk: For our clinical trials, we target patients most likely to benefit from treatments with Zleepax ™ . We have adopted a fast - to - market strategy by achieving proof of concept rapidly and at a low cost while positioning our projects for “pharma - quality” late - stage development. Partnering potential: The market for insomnia products exceeds $1.4 billion with a huge potential. BKIT believes that its programs have potential for partnering programs. Sound financial management: Streamlined operations with low operating and fixed costs. Except for vendor obligations in the ordinary course of business, there are no long - term debt obligations or convertible notes. Experienced team: BKIT is a well - managed company by a seasoned team with a low fixed cost structure.

19 Contact Birger Jan Olsen CEO Blake Insomnia Therapeutics Inc. 244, 5th Avenue, Suite A - 154, N.Y. 10001, New York, USA Phone: +1 (646) 453 - 4912 www.blakeinsomnia.com birger@blakeinsomnia.com Ticker code on the OTCMKTS: BKIT